2024 INVESTOR DAY April 29, 2026 Q1 2026 Earnings Presentation

Safe Harbor Statement Except for the historical information contained herein, the matters set forth in this release are forward-looking statements that represent our expectations, beliefs, intentions or strategies concerning future events. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience or our present expectations, including, but not limited to, factors such as changes in economic conditions, including uncertain consumer demand; changes in market demand and pressures on the pricing for our services; fuel price increases or decreases, or fuel shortages; competition and growth rates within the global logistics industry that could adversely impact our profitability and achieving our long-term growth targets; freight levels and increasing costs and availability of truck capacity or alternative means of transporting freight; risks associated with seasonal changes or significant disruptions in the transportation industry; risks associated with identifying and completing suitable acquisitions; our dependence on and changes in relationships with existing contracted truck, rail, ocean, and air carriers; risks associated with the loss of significant customers; risks associated with reliance on technology to operate our business, including reliance on third-party platforms and cybersecurity related risks; our ability to staff and retain employees; risks associated with operations outside of the U.S.; our ability to successfully integrate the operations of acquired companies with our historic operations or efficiently managing divestitures; climate change related risks; risks associated with our indebtedness; risks associated with interest rates; risks associated with litigation, including contingent auto liability and insurance coverage; risks associated with the potential impact of changes in government regulations including environmental-related regulations; risks associated with the changes to income tax regulations; risks associated with the produce industry, including food safety and contamination issues; the impact of changes in political and governmental conditions; changes to our capital structure; changes due to catastrophic events; risks associated with the usage of artificial intelligence technologies; and other risks and uncertainties detailed in our Annual and Quarterly Reports. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update such statement to reflect events or circumstances arising after such date. 2©2026 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Thoughts from President & CEO, Dave Bozeman 3 ■ Secular earnings growth has consistently been generated by the new C.H. Robinson regardless of market conditions. ■ Q1 2026 was another example of this, with our adjusted earnings per share(1) increasing 15% year-over-year despite a significant increase in truckload spot market costs. ■ We optimized our adjusted gross profit per truckload shipment and maintain our NAST gross margin % despite having to absorb the elevated cost of capacity. Additionally, we gained market share in our NAST business for the 12th consecutive quarter, and we continued to deliver evergreen productivity improvements across our business. ■ Our ability to consistently outperform over the last 2+ years is a result of focusing on controlling what we can control and the strength of our Lean AI strategy. ■ As the pacesetter for innovation in our industry, we will continue to use our domain expertise to build technology that delivers on our customer promise and drives higher value for all our stakeholders. 1. Adjusted gross profits, adjusted income from operations, adjusted operating margin - excluding restructuring and adjusted net income per share are non-GAAP financial measures. Refer to pages 24 through 27 for further discussion and a GAAP to Non-GAAP reconciliation.

Q1 Highlights

- North American Surface Transportation (NAST) gained market share in truckload and LTL. Through revenue management discipline and a cost of hire advantage, NAST gross margins flat Y/Y despite a significant increase in truckload spot market costs
- Global Forwarding (GF) improved its portfolio yield and expanded gross margins through disciplined pricing and revenue management practices
- Productivity continued to improve Y/Y and drove adjusted operating margin - excluding restructuring[1] to 37.4% in NAST and 29.7% for the enterprise
- Focused on providing best-in-class service to our customers and carriers, gaining profitable share in targeted market segments, streamlining our processes, applying Lean principles and leveraging custom-built AI technology to drive out waste and optimize our costs, with a disciplined operating model that arms our people with innovative tools, decouples headcount growth from volume growth and drives operating leverage

Q1 2026

$4.0B Total Revenues **-0.8% Y/Y**	**$660M** Adj. Gross Profits[1] **-1.9% Y/Y**
$176M Income from Operations **-0.7% Y/Y** **$196M** of Adj. Income from Operations[1] +5.6% Y/Y	**$1.22** Net Income/Share **+9.9% Y/Y** $1.35 of Adj. Net Income per Share[1] +15.4% Y/Y

C.H. ROBINSON

1. Adjusted gross profits, adjusted income from operations, adjusted operating margin - excluding restructuring and adjusted net income per share are non-GAAP financial measures. Refer to pages 24 through 27 for further discussion and a GAAP to Non-GAAP reconciliation.

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Complementary Global Suite of Services

Over half of total revenues are garnered from customers to whom we provide both surface transportation and global forwarding services, and this percentage has grown year-over-year due to our One Robinson go-to-market approach.[1]

Q1 2026 Adjusted Gross Profits[2]



25%
65%
10%

North American Surface Transportation (NAST)

+3.0% Y/Y

- NAST volume performance outpaced the market indices for the 12th consecutive quarter
- Significant opportunities for profitable growth remain in targeted segments
- Focused on initiatives that improve the customer and carrier experience and lower our cost to serve
- AGP margin was flat Y/Y despite tighter carrier capacity and a significant increase in truckload spot market costs
- Productivity improvements are being driven by removing waste and increasing automation through custom-built AI agents

Global Forwarding (GF)

-12.1% Y/Y

- Soft demand and increasing vessel capacity caused ocean rates to decline further
- Ocean volume declined 10.5% Y/Y & air tonnage declined 15.0% Y/Y
- Continuing to diversify our trade lane and industry vertical exposure
- Customs AGP up 20.0% Y/Y

All Other & Corporate

-4.3% Y/Y

- Robinson Fresh AGP relatively flat Y/Y
- Managed Solutions Q1 AGP up 6.3% Y/Y
- Other Surface Transportation AGP declined to zero due to divestiture of Europe Surface Transportation business in February 2025

C.H. ROBINSON

1. Measured over trailing twelve months.
2. Adjusted gross profits is a non-GAAP financial measure explained later in this presentation. The difference between adjusted gross profits and gross profits is not material.

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NAST Q1'26 Results by Service

First Quarter Highlights

- Total NAST truckload and LTL volume was flat Y/Y, reflecting the 12th consecutive quarter of market share growth compared to a 6.2% decline in the Cass Freight Shipment Index
- Truckload volume decreased 3.5% Y/Y and AGP per shipment increased 1.5%[2]
- LTL AGP per order increased 8.5% Y/Y and volume increased 2.0% Y/Y[2]
- NAST AGP margin was flat Y/Y, despite tighter carrier capacity and a significant increase in truckload spot market costs, due to disciplined pricing and procurement efforts, continued advancement of our dynamic pricing and costing capabilities and a widening of our cost-of-hire advantage

Adjusted Gross Profits[1] ($ in millions)

	1Q26	1Q25	%▲
Truckload ("TL")	**$247.3**	**$252.0**	**(1.9)%**
Less than Truckload ("LTL")	**$161.7**	**$146.4**	**10.5%**
Other	**$22.1**	**$20.0**	**10.7%**
Total Adjusted Gross Profits	**$431.1**	**$418.3**	**3.0%**
Adjusted Gross Profit Margin %	*14.6%*	*14.6%*	*— bps*

C.H. ROBINSON

1. Adjusted gross profits and adjusted gross profit margin % are non-GAAP financial measures explained later in this presentation. The difference between adjusted gross profits and gross profits is not material.
2. Growth rates are rounded to the nearest 0.5 percent.

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Truckload Price and Cost Change (1)(2)(3) 7 Truckload Q1 Volume(2)(4) -3.5 % Price/Mile(1)(2)(3) +11.0 % Cost/Mile(1)(2)(3) +13.0 % Adjusted Gross Profit(4) -1.9% 1. Price and cost change represents YoY change for North America truckload shipments across all segments. 2. Growth rates are rounded to the nearest 0.5 percent. 3. Pricing and cost measures exclude fuel surcharges and costs. 4. Truckload volume and adjusted gross profit growth represents YoY change for NAST truckload. ■ 70% / 30% truckload contractual / transactional volume mix in Q1 vs 65% / 35% in Q1 last year ■ Average routing guide depth of 1.5 in Managed Solutions business vs. 1.3 in Q1 last year, reflecting a tightening capacity environment Yo Y % C ha ng e in P ric e an d C os t p er M ile YoY Price Change YoY Cost Change 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 -30% -20% -10% 0% 10% 20% 30% 40% 50%

Truckload AGP $ per Shipment Trend 8 ■ Disciplined pricing and capacity procurement efforts and continued advancement of our dynamic pricing and costing capabilities resulted in improved optimization of volume and AGP(1) ■ AGP $ per mile increased 1.0% year-over-year and AGP $ per shipment increased 1.5% year-over-year N AS T Ad ju st ed G ro ss P ro fit $ p er T ru ck lo ad Sh ip m en t N AST Adjusted G ross Profit M argin % NAST Adjusted Gross Profit $ per Truckload Shipment (left axis) NAST Adjusted Gross Profit Margin % (right axis) Average NAST AGP $ per Truckload Shipment (left axis) 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 11% 12% 13% 14% 15% 16% 17% 18% 19% 20% 1. Adjusted gross profits is a non-GAAP financial measure explained later in this presentation. The difference between adjusted gross profits and gross profits is not material.

Global Forwarding Q1’26 Results by Service 9 1Q26 1Q25%▲ Ocean $89.8 $115.3 (22.1)% Air $32.1 $32.3 (0.5)% Customs $32.3 $26.9 20.0% Other $8.1 $10.1 (19.8)% Total Adjusted Gross Profits $162.3 $184.6 (12.1)% Adjusted Gross Profit Margin % 24.4% 23.8% 60 bps Adjusted Gross Profits (1) ($ in millions) ■ Soft demand and increasing vessel capacity caused ocean rates to decline significantly Y/Y ■ Ocean AGP decreased due to a 12.5% decrease in AGP per shipment and a 10.5% decline in shipments(2) ■ Air AGP decreased due to a 15.0% decline in metric tons shipped, partially offset by a 16.5% increase in AGP per metric ton shipped(2) ■ Customs AGP increased due to a 22.0% increase in adjusted gross profit per transaction, partially offset by a 2.0% reduction in volume(2) 1. Adjusted gross profits and adjusted gross profit margin % are non-GAAP financial measures explained later in this presentation. The difference between adjusted gross profits and gross profits is not material. 2. Growth rates are rounded to the nearest 0.5 percent. First Quarter Highlights

All Other & Corporate Q1’26 Results 10 Robinson Fresh ■ Decline in AGP driven by margin compression primarily in retail customers Managed Solutions ■ Total freight under management of $1.9B in Q1 Other Surface Transportation ■ Decline in AGP driven by the divestiture of our Europe Surface Transportation business on February 1, 2025 1Q26 1Q25%▲ Robinson Fresh $37.5 $37.7 (0.4)% Managed Solutions $29.6 $27.8 6.3% Other Surface Transportation $— $4.6 (100.0)% Total $67.1 $70.1 (4.3)% Adjusted Gross Profits (1) ($ in millions) 1. Adjusted gross profits is a non-GAAP financial measure explained later in this presentation. The difference between adjusted gross profits and gross profits is not material. First Quarter Highlights

Robinson Operating Model

1 Clear Long-Term Strategy & Targets

- Enterprise Strategy Map
- Policy Deployment Matrix
- Policy Deployment Initiatives

2 Defined & Cascaded Strategy Maps

- Divisional Strategy Maps
- Shared Services Strategy Maps

3 Scorecard: Measurable & Actionable Inputs

- Binary view of success (green) or opportunity (red)
- Regular operating review cadence (daily, weekly, monthly, quarterly)

4 Continuous, Rigorous Measurement & Action Plans

- Accountable action plans on all scorecards with red
- Embrace and attack the red!
- e.g., Gemba walks ("go to the desk")

5 Continuously Improving. Never Stops.

PLAN (1–2) | **ACTIVATE** (3) | **IMPROVE** (4–5)

C.H. ROBINSON

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Streamlining & Automating Processes to Drive Profitable Growth 12 12

What: Large language models (ChatGPT) How: Understanding of written language and generating content CHR Examples: Email classification, email quoting, email order entry, appointments *Works well with Traditional AI What: Machine learning, predictive analytics, optimization How: Advanced math and statistics CHR Examples: Costing, pricing, transportation optimization From machine learning to multi-agent models with advanced reasoning What: Large language models plus planning, tool use, memory, natural interaction, and optimization How: Advanced reasoning adds the ability to act autonomously to perform complex tasks without explicit instructions CHR Examples: NMFC Agent, Ocean Quoting *Works well with GenAI and Traditional AI The Multifaceted World of AI 13

I provide customers with transactional quotes, fast. Quote Agents I build and update orders on-system in seconds. Order Agents I contact carriers for timely tracking updates. Tracking Agents I book and reschedule optimal appointments. Appointment Agents I post available truckload capacity on-system early. Truck Post Agents I proactively recommend loads to best-fit carriers. Load Booking Agents I acquire necessary documents from carriers. Documents Agents I ensure carriers are paid on time. Carrier Payment Agents Meet the Fleet of C.H. Robinson AI Agents 14 Just a sample of the agents performing tasks that defied automation for decades

Capital Allocation Priorities: Balanced and Opportunistic 15 Cash Flow from Operations & Capital Distribution ($M) ■ $360 million of cash returned to shareholders in Q1 2026 ■ Q1 2026 capital distribution increased 106% Y/Y ■ 1.62 million shares repurchased at an average price of $173.23 ■ More than 25 years of annually increasing dividends, on a per share basis ■ The Y/Y decrease in cash from operations was driven primarily by an unfavorable sequential change in net operating working capital in Q1 2026. ■ Strong conviction in the company's intrinsic value led to increased share repurchases in Q1 2026.

30% GF Operating Margin Mid-30s Enterprise Operating Margin 40% NAST Operating Margin ~$400M - $500M $350M-$450M Incremental Adjusted Operating Income vs. 2023 Mid-Cycle Key Assumptions • Outsized volume growth in NAST and GF • Ongoing gross margin expansion driven by technology enhancements and disciplined revenue management • Consistent focus on driving evergreen productivity improvement and operating leverage • 40% and 30% remain our targets for quality of earnings; beyond those, we retain the optionality to deliver demonstrable outgrowth to deliver higher earnings for our investors Our Updated 2026 Financial Target1 161. Updated on October 29, 2025

1. Excluding restructuring and other charges 2. Assumes ~120M diluted weight average shares outstanding; no significant change in non-operating metrics Market Assumptions • Market volume growth of flat to up 5% in 2026 • Market normalization • NAST AGP/shipment flat to up 2% • GF AGP/shipment reset to 2H 2023 (down 10%) Key Drivers • Outperform the market • Optimize AGP yields • Organizational transformation • Evergreen productivity gains ~$6.00 Adjusted EPS1,2 ($964M of adjusted operating income) with 0% market growth in 2026 2026 Operating Income Bridge1 17

© C.H. Robinson Worldwide, Inc. All rights reserved. Our Customer Promise 18

2024 INVESTOR DAY Appendix

Q1 2026 Transportation Results(1) 20 Three Months Ended March 31 $ in thousands 2026 2025 % Change Total Revenues $ 3,643,711 $ 3,721,915 (2.1) % Total Adjusted Gross Profits(2) $ 628,401 $ 640,545 (1.9) % Adjusted Gross Profit Margin % 17.2% 17.2% — bps Transportation Adjusted Gross Profit Margin % 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 Q1 17.3% 16.4% 18.6% 15.3% 14.9% 13.5% 15.2% 15.4% 17.2% 17.2% Q2 16.2% 16.2% 18.3% 17.5% 13.8% 15.4% 15.5% 15.8% 17.5% Q3 16.4% 16.6% 16.9% 14.4% 13.7% 15.1% 15.1% 16.4% 17.7% Q4 16.6% 17.7% 15.6% 14.3% 13.3% 15.5% 15.0% 16.9% 17.4% Total 16.6% 16.7% 17.3% 15.3% 13.8% 14.8% 15.2% 16.1% 17.5% 1. Includes results across all segments. 2. Adjusted gross profits and adjusted gross profit margin % are non-GAAP financial measures explained later in this presentation. The difference between adjusted gross profits and gross profits is not material.

Q1 2026 NAST Results 21 1. Adjusted gross profits and adjusted gross profit margin % are non-GAAP financial measures explained later in this presentation. The difference between adjusted gross profits and gross profits is not material. 2. Includes $16.1 million of restructuring charges in the Three Months Ended March 31, 2026 mainly related to workforce reductions. Three Months Ended March 31 $ in thousands 2026 2025 % Change Total Revenues $ 2,947,323 $ 2,868,420 2.8 % Total Adjusted Gross Profits(1) $ 431,077 $ 418,324 3.0 % Adjusted Gross Profit Margin % 14.6% 14.6% — bps Income from Operations(2) $ 145,130 $ 143,671 1.0 % Adjusted Operating Margin % 33.7% 34.3% (60 bps) Depreciation and Amortization $ 4,763 $ 4,809 (1.0) % Total Assets $ 3,095,674 $ 2,989,401 3.6 % Average Headcount 4,752 5,280 (10.0) %

Q1 2026 Global Forwarding Results 22 1. Adjusted gross profits and adjusted gross profit margin % are non-GAAP financial measures explained later in this presentation. The difference between adjusted gross profits and gross profits is not material. 2. Includes $2.5 million of restructuring charges in the Three Months Ended March 31, 2026 mainly related to workforce reductions and other charges. Three Months Ended March 31 $ in thousands 2026 2025 % Change Total Revenues $ 664,730 $ 774,888 (14.2) % Total Adjusted Gross Profits(1) $ 162,291 $ 184,628 (12.1) % Adjusted Gross Profit Margin % 24.4% 23.8% 60 bps Income from Operations(2) $ 31,684 $ 42,943 (26.2) % Adjusted Operating Margin % 19.5% 23.3% (380 bps) Depreciation and Amortization $ 1,935 $ 2,139 (9.5) % Total Assets $ 1,098,418 $ 1,292,915 (15.0) % Average Headcount 3,848 4,514 (14.8) %

Q1 2026 All Other and Corporate Results 23 1. Adjusted gross profits is a non-GAAP financial measure explained later in this presentation. The difference between adjusted gross profits and gross profits is not material. 2. Includes $1.6 million of restructuring charges in the Three Months Ended March 31, 2026 primarily related to workforce reductions. Includes $8.6 million of charges in the Three Months Ended March 31, 2025 primarily related to a $6.3 million impairment charge on our Kansas City regional center lease resulting from the execution of a sublease agreement on a portion of the building. Three Months Ended March 31 $ in thousands 2026 2025 % Change Total Revenues $ 400,881 $ 403,432 (0.6%) Total Adjusted Gross Profits(1) $ 67,125 $ 70,136 (4.3%) Income (loss) from Operations(2) $ (1,128) $ (9,761) N/M Depreciation and Amortization $ 18,154 $ 18,694 (2.9%) Total Assets $ 1,041,327 $ 943,798 10.3% Average Headcount 3,105 3,553 (12.6%)

24 Our adjusted gross profit and adjusted gross profit margin are non-GAAP financial measures. Adjusted gross profit is calculated as gross profit excluding amortization of internally developed software utilized to directly serve our customers and contracted carriers. Adjusted gross profit margin is calculated as adjusted gross profit divided by total revenues. We believe adjusted gross profit and adjusted gross profit margin are useful measures of our ability to source, add value, and sell services and products that are provided by third parties, and we consider adjusted gross profit to be a primary performance measurement. The reconciliation of gross profit to adjusted gross profit and gross profit margin to adjusted gross profit margin are presented below: Three Months Ended March 31 $ in thousands 2026 2025 Revenues: Transportation $ 3,643,711 $ 3,721,915 Sourcing 369,223 324,825 Total Revenues $ 4,012,934 $ 4,046,740 Costs and expenses: Purchased transportation and related services 3,015,310 3,081,370 Purchased produced sourced for resale 337,131 292,282 Direct internally developed software amortization 13,862 15,666 Total direct costs $ 3,366,303 $ 3,389,318 Gross profit & Gross profit margin $ 646,631 16.1% $ 657,422 16.2% Plus: Direct internally developed software amortization 13,862 15,666 Adjusted gross profit/Adjusted gross profit margin $ 660,493 16.5% $ 673,088 16.6% Non-GAAP Reconciliations

Non-GAAP Reconciliations 25 Our adjusted operating margin is a non-GAAP financial measure calculated as operating income divided by adjusted gross profit. Our adjusted operating margin - excluding restructuring, lease impairment charge and/or loss on divestiture is a similar non-GAAP financial measure to adjusted operating margin, but also excludes the impact of restructuring, lease impairment, and/or loss from divestiture. We believe adjusted operating margin and adjusted operating margin - excluding restructuring, lease impairment charge and/or loss on divestiture are useful measures of our profitability in comparison to our adjusted gross profit, which we consider a primary performance metric as discussed above. The comparisons of operating margin to adjusted operating margin and adjusted operating margin - excluding restructuring, lease impairment charge and/or loss on divestiture are presented below: Three Months Ended March 31 $ in thousands 2026 2025 Total Revenues $ 4,012,934 $ 4,046,740 Income from operations 175,686 176,853 Operating margin 4.4% 4.4% Adjusted gross profit $ 660,493 $ 673,088 Income from operations 175,686 176,853 Adjusted operating margin 26.6% 26.3% Adjusted gross profit $ 660,493 $ 673,088 Adjusted income from operations(1) 195,921 185,466 Adjusted operating margin - excluding restructuring, lease impairment charge, and/or loss on divestiture 29.7% 27.6% 1. In the Three Months Ended March 31, 2026, we incurred restructuring expenses of $18.8 million primarily related to workforce reductions and $1.5 million of other charges. In the Three Months Ended March 31, 2025, we incurred $1.2 million of severance and other personnel expenses related to the divestiture of our Europe Surface Transportation business and a $7.4 million of other charges, which includes a $6.3 million impairment charge on our Kansas City regional center lease resulting from the execution of a sublease agreement on a portion of the building.

Non-GAAP Reconciliations 26 Our adjusted income (loss) from operations, adjusted operating margin - excluding restructuring, lease impairment charge and/or loss on divestiture, adjusted net income and adjusted net income per share (diluted) are non-GAAP financial measures. These non-GAAP measures are calculated excluding the impact of restructuring, lease impairment, and/or loss from divestiture. We believe that these measures provide useful information to investors and include them within our internal reporting to our chief operating decision maker. Accordingly, the discussion of our results of operations includes discussion on the changes in our adjusted income (loss) from operations, adjusted operating margin - excluding restructuring, lease impairment charge and/or loss on divestiture, adjusted net income and adjusted net income per share (diluted). The reconciliation of these non-GAAP measures are presented below (in thousands except per share data): Three Months Ended March 31, 2026 NAST Global Forwarding All Other and Corporate Consolidated Income (loss) from operations $ 145,130 $ 31,684 $ (1,128) $ 175,686 Severance and other personnel expenses 16,034 1,083 1,653 18,770 Other selling, general, and administrative expenses 42 1,427 (4) 1,465 Total adjustments to income from operations(1) 16,076 2,510 1,649 20,235 Adjusted income from operations $ 161,206 $ 34,194 $ 521 $ 195,921 Adjusted gross profit $ 431,077 $ 162,291 $ 67,125 $ 660,493 Adjusted income from operations 161,206 34,194 521 195,921 Adjusted operating margin - excluding restructuring 37.4% 21.1% 0.8% 29.7% $ in 000's per share Net income and per share (diluted) $ 147,233 $ 1.22 Restructuring and related costs, pre-tax 20,235 0.17 Tax effect of adjustments (4,619) (0.04) Adjusted net income and per share (diluted) $ 162,849 $ 1.35 1. The Three Months Ended March 31, 2026 includes severance and other personnel expenses of $18.8 million related to workforce reductions and $1.5 million of other charges.

Non-GAAP Reconciliations 27 Our adjusted income (loss) from operations, adjusted operating margin - excluding restructuring, lease impairment charge and/or loss on divestiture, adjusted net income and adjusted net income per share (diluted) are non-GAAP financial measures. These non-GAAP measures are calculated excluding the impact of restructuring, lease impairment, and/or loss from divestiture. We believe that these measures provide useful information to investors and include them within our internal reporting to our chief operating decision maker. Accordingly, the discussion of our results of operations includes discussion on the changes in our adjusted income (loss) from operations, adjusted operating margin - excluding restructuring, lease impairment charge and/or loss on divestiture, adjusted net income and adjusted net income per share (diluted). The reconciliation of these non-GAAP measures are presented below (in thousands except per share data): Three Months Ended March 31, 2025 NAST Global Forwarding All Other and Corporate Consolidated Income (loss) from operations $ 143,671 $ 42,943 $ (9,761) $ 176,853 Severance and other personnel expenses — — 1,187 1,187 Other selling, general, and administrative expenses — — 7,426 7,426 Total adjustments to income from operations(1) — — 8,613 8,613 Adjusted income (loss) from operations $ 143,671 $ 42,943 $ (1,148) $ 185,466 Adjusted gross profit $ 418,324 $ 184,628 $ 70,136 $ 673,088 Adjusted income (loss) from operations 143,671 42,943 (1,148) 185,466 Adjusted operating margin - excluding lease impairment charge and loss on divestiture 34.3% 23.3% N/M 27.6% $ in 000's per share Net income and per share (diluted) $ 135,302 $ 1.11 Lease impairment charge, pre-tax 6,259 0.05 Loss on divestiture, pre-tax 2,354 0.02 Tax effect of adjustments (1,026) (0.01) Adjusted net income and per share (diluted) $ 142,889 $ 1.17 1. The Three Months Ended March 31, 2025 includes severance and other personnel expenses of $1.2 million related to the divestiture of our Europe Surface Transportation business and a $7.4 million of other charges, which includes a $6.3 million impairment charge on our Kansas City regional center lease resulting from the execution of a sublease agreement on a portion of the building.

2024 INVESTOR DAY Thank you INVESTOR RELATIONS: Chuck Ives 952-683-2508 chuck.ives@chrobinson.com